                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              ACTIVE POWER, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                Delaware                                 74-2642142
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

11525 Stonehollow Dr., Suite 110, Austin, Texas            78758
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


          Title of each class                  Name of each exchange on which
          to be so registered                  each class is to be registered

                None                                       None
------------------------------------------  ------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
   333-36946
----------------

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
--------------------------------------------------------------------------------
                               (Title of Class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

     The description of the Common Stock is set forth under the caption "Description of Capital Stock--Common Stock" contained in the prospectus filed with the Commission on May 12, 2000 as part of the Registrant's Registration Statement on Form S-1 (No. 333-36946) (the "Registration Statement"), and is hereby incorporated by reference in answer to this item.

Item 2.  Exhibits.

          3.1 --Form of Amended and Restated Certificate of Incorporation of Active Power, Inc. (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference)

          3.2 --Form of Amended and Restated Bylaws of Active Power, Inc. (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference)

          4.1 --Specimen certificate for shares of Common Stock (to be filed as Exhibit 4.1 to the Registration Statement and incorporated herein by reference)

                                SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   ACTIVE POWER,INC.

By:            /s/ David S. Gino
               ----------------------------
               David S. Gino
               Chief Financial Officer

Date:          June 30, 2000